UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) May 22, 2015

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

At the Company’s Annual Meeting of Shareholders on May 22, 2015, the Company’s stockholders approved the Old Republic International Corporation 2016 Incentive Compensation Plan (the “Plan”). The description of the Plan is at pages 27 to 30 of the Company’s Proxy Statement dated April 15, 2015 (the “Proxy Statement”). A copy of the Plan is attached as Exhibit 99.1 of this Form 8-K. The Plan shall become effective February 24, 2016.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Old Republic International Corporation (“ORI”) held on May 22, 2015 voted on the following five proposals:

Proposal #1 – Election of Directors

ORI’s shareholders elected the following persons:

Nominee	For	Withheld	Broker Non-Votes
Harrington Bischof	190,073,032	21,197,100	33,388,227
Spencer LeRoy III	170,128,682	41,141,450	33,388,227
Charles F. Titterton	209,778,388	1,491,744	33,388,227
Steven R. Walker	210,299,443	970,689	33,388,227

Proposal #2 – To Ratify KPMG LLP as ORI’S Independent Registered Public Accounting Firm for 2015

ORI’s shareholders voted to approve this proposal as follows:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	243,978,650	404,124	275,585	-

Proposal #3 – An Advisory Vote to Approve Executive Compensation

ORI’s shareholders voted to approve this proposal as follows:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	207,337,484	3,307,132	625,516	33,388,227

Proposal #4 – To Approve the Old Republic International Corporation 2016 Incentive Compensation Plan

ORI’s shareholders voted to approve this proposal as follows:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	170,089,001	40,600,335	580,796	33,388,227

Proposal #5 – The Shareholder Proposal by CalPERS Requesting ORI to Adopt a Majority Voting Standard in Uncontested Elections of Directors

ORI’s shareholders voted as follows on this proposal:

	For	Against	Abstain	Broker Non-Votes
Shares Voted	165,127,721	45,283,140	859,271	33,388,227

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

                        99.1 Old Republic International Corporation 2016 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: May 28, 2015	By: /s/ John R. Heitkamp, Jr.
John R. Heitkamp, Jr.
Senior Vice President,
Secretary and General Counsel

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